UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 31, 2012


                                   30DC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                      000-30999                16-1675285
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)           Identification Number)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 962-4400
             ------------------------------------------------------
               Registrant's telephone number, including area code


             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
------------------------------------------------------

ACQUISITION AGREEMENT

On December 31, 2012, 30DC, Inc. ("the Company") entered into an Acquisition Agreement ("Acquisition Agreement") with Netbloo Media, Ltd., a Hong Kong Corporation ("Netbloo.") The Acquisition Agreement provided for Netbloo to convey all of the assets of the Joint Venture Interest constituting 50% of the joint venture MagCast Publishing Platform and all of the assets of the Market ProMax business owned by Netbloo. In exchange for such assets, the Company issued 13,487,363 shares of its restricted common stock to Netbloo. As a result of the transaction, Netbloo owns approximately 15.51% of the Company's issued and outstanding common stock. For accounting purposes, the effective date of the acquisition was October 1, 2012.

Netbloo is a digital marketing agency based in Asia Pacific with clients around the world. Netbloo helps online startups as well as big corporate players by providing custom digital marketing solutions including product launch consulting, mobile aps development, targeted web applications and media campaigns. Netbloo is responsible for products including, Market ProMax and the MagCast Publishing Platform ("MagCast.")

MagCast, launched in May 2012, resulted from the collaboration of the Company and Netbloo, an existing mentoring customer of the Company. MagCast provides customers access to a cloud-based service to create an application ("App") to publish a digital magazine on Apple Corporation's online marketplace Apple Newsstand and includes executive training modules as well as a three-month trial subscription to the Company's Immediate Edge subscription product.

SERVICES AGREEMENT

On December 31, 2012, the Company and Netbloo entered into a Services Agreement ("Services Agreement"), which provides for Netbloo to provide services to the Company which include the continued enhancement of the MagCast and Market Pro Max products, along with new products currently under development. The Services Agreement has a term of 3 years from October 1, 2012, though it can be terminated by either party after the second anniversary of the contract subject to a six month early termination penalty.

The Services Agreement provides for Netbloo to receive a $25,000 per month fee and approved out of pocket costs and travel expenses.

NON-COMPETE AGREEMENT

As part of the Acquisition Agreement and Services Agreement, the Company and Netbloo entered into a Non-Compete Agreement, in which Netbloo has agreed not to compete with the Market ProMax and Mag Cast Publishing Platform products for a term of four years.

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------------------------

ACQUISITION AGREEMENT

On December 31, 2012, the Company entered into an Acquisition Agreement with Netbloo, as discussed in Item 1.01. The Acquisition Agreement provided for Netbloo to convey to the all of the assets of the Joint Venture Interest constituting 50% of the joint venture MagCast Publishing Platform and all of the assets of the Market ProMax business owned by Netbloo. In exchange for such assets, the Company issued 13,487,363 shares of its restricted common stock to Netbloo. As a result of the transaction, Netbloo owns approximately 15.51% of the Company's issued and outstanding common stock.

The Company shall file the necessary financial statements pursuant to Item 2.01, by an amendment to this Current Report on Form 8-K.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SHARES OF EQUITY SECURITIES
----------------------------------------------------

COMMON STOCK

Pursuant to the Acquisition Agreement by and between the Company and Netbloo, discussed above in Item 1.01, the Company is issuing 13,487,363 shares of its restricted common stock to Netbloo Media, Ltd.

EXEMPTION FROM REGISTRATION CLAIMED

THE ABOVE ISSUANCE BY THE COMPANY OF ITS UNREGISTERED SECURITIES WERE MADE BY THE COMPANY IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE ENTITY THAT WAS ISSUED THE UNREGISTERED SECURITIES WERE KNOWN TO THE COMPANY AND ITS MANAGEMENT, THROUGH PRE-EXISTING BUSINESS RELATIONSHIPS, OR AS LONG STANDING BUSINESS ASSOCIATES. THE ENTITY WAS PROVIDED ACCESS TO ALL MATERIAL INFORMATION, WHICH IT REQUESTED, AND ALL INFORMATION NECESSARY TO VERIFY SUCH INFORMATION AND WAS AFFORDED ACCESS TO MANAGEMENT OF THE COMPANY IN CONNECTION WITH THEIR PURCHASES. THE PURCHASER OF THE UNREGISTERED SECURITIES ACQUIRED SUCH SECURITIES FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION, ACKNOWLEDGING SUCH INTENT TO THE COMPANY. ALL CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES CONTAINED RESTRICTIVE LEGENDS, PROHIBITING FURTHER TRANSFER OF THE CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES, WITHOUT SUCH SECURITIES EITHER BEING FIRST REGISTERED OR OTHERWISE EXEMPT FROM REGISTRATION IN ANY FURTHER RESALE OR DISPOSITION.


                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT
--------------------------------------------

Pursuant to the Acquisition Agreement by and between the Company and Netbloo, the Company issued 13,487,363 shares of its restricted common stock to Netbloo Media, Ltd. in exchange for certain assets held by Netbloo representing 50% of the MagCast Publishing Platform joint venture and Market ProMax. As a result of the issuance, Netbloo holds approximately 15.51% of the issued and outstanding common stock of the Company.

As a result of the issuance of shares, the Company's ownership among its officers, directors and known greater than 5% shareholders changed as detailed in the table below.

                                                       NUMBER OF                        NUMBER OF
                                                      SHARES HELD     OWNERSHIP %      SHARES HELD       OWNERSHIP %
                                                       PRIOR TO         PRIOR TO          AFTER             AFTER
                                                      ACQUISITION     ACQUISITION      ACQUISITION       ACQUISITION
             NAME OF BENEFICIAL OWNER                  AGREEMENT     AGREEMENT (1)      AGREEMENT       AGREEMENT (2)
--------------------------------------------------- ---------------- --------------- ----------------- ----------------
Edward Dale, Director, President, CEO & Chairman         20,036,440      27.28%            20,036,440      23.05%
of the Board (Directly & Beneficially through
Marillion Partnership) (3)

Gregory H. Laborde, Director, (Beneficially               3,457,250       4.71%             3,457,250       3.98%
through GHL Group, Ltd.)

Theodore A. Greenberg, CFO, Secretary & Director          1,580,770       2.15%             1,580,770       1.82%

Henry Pinskier, Director,                                   247,000       0.34%               247,000       0.28%
(Beneficially through Meadsview Pty, Ltd)


                                      -3-

                                                       NUMBER OF                        NUMBER OF
                                                      SHARES HELD     OWNERSHIP %      SHARES HELD       OWNERSHIP %
                                                       PRIOR TO         PRIOR TO          AFTER             AFTER
                                                      ACQUISITION     ACQUISITION      ACQUISITION       ACQUISITION
             NAME OF BENEFICIAL OWNER                  AGREEMENT     AGREEMENT (1)      AGREEMENT       AGREEMENT (2)
--------------------------------------------------- ---------------- --------------- ----------------- ----------------

Pierce McNally, Director (4)                                      0          0%                     0          0%

Dan Raine (Beneficially through Raine Ventures, LLC)     10,560,000      14.38%            10,560,000      12.15%

Netbloo Media, Ltd., Jonathan Lint, Chief                         0          0             13,487,363      15.51%
Executive Officer (5)
--------------------------------------------------- ---------------- --------------- ----------------- ----------------
All Directors and Executive Officers as a Group          25,321,460      34.48%            25,321,460      29.13%
(5 persons)
---------------------------------------------------
(1)      At December 31, 2012, the Company had 73,443,806,  shares of its common stock issued and outstanding, prior to issuing the shares to Netbloo in accordance with the Acquisition Agreement. The Company has not included any issued and outstanding warrants or options in this calculation.
(2)      As a result of the issuance of the 13,487,363 shares of common stock to
         Netbloo Media,  Ltd, the Company will have 86,931,169  shares of common stock issued and  outstanding.  The Company has not included any issued and outstanding warrants or stock options in this calculation.
(3)      Mr. Dale holds 1,848,000 shares of common stock directly and 18,188,440 share beneficially through the Marillion Partnership.
(4)      Mr.  McNally does not hold any issued and  outstanding  common stock in the  Company,  at the  time  of  this  filing.  He  does  hold  options exercisable for 192,500 shares of the Company's common stock.
(5)      Mr. Lint is the Chief Executive  Officer of Netbloo Media,  Ltd. and as
         such has the right to vote such shares on Netbloo Media, Ltd.'s behalf.

                            SECTION 7 - REGULATION FD

ITEM 7.01 - REGULATION FD DISCLOSURE
------------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 7, 2013, the Company made a press release announcing the close of the Acquisition Agreement with Netbloo Media, Ltd. The text of the press release is attached hereto as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  TO BE FILED BY AMENDMENT.
(b)      PROFORMA FINANCIAL INFORMATION.             TO BE FILED BY AMENDMENT.
(d) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

          EXHIBIT NO.                            DESCRIPTION
         ------------ -------- ------------------------------------------------
             10.1              Acquisition Agreement, dated December 31, 2012
             10.2              Assignment of Interests, dated December 31, 2012
             10.3              Services Agreement, dated December 31, 2012
             10.4              Non-Compete Agreement, dated December 31, 2012
             99.1              Press Release, dated January 7, 2013

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               30DC, INC.



                               By:/s/ Theodore A. Greenberg
                               ----------------------------------------------
                               Theodore A. Greenberg, Chief Financial Officer
                               Date: January 8, 2013